Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-06790

                           THE GABELLI WESTWOOD FUNDS
                          GABELLI WESTWOOD EQUITY FUND
                         GABELLI WESTWOOD BALANCED FUND
                      GABELLI WESTWOOD SMALLCAP EQUITY FUND
                     GABELLI WESTWOOD MIGHTY MITES(SM) FUND
                          GABELLI WESTWOOD REALTY FUND
                     GABELLI WESTWOOD INTERMEDIATE BOND FUND
                    (EACH A "FUND" AND TOGETHER, THE "FUNDS")

                          SUPPLEMENT DATED JULY1, 2004
                   TO THE PROSPECTUSES DATED FEBRUARY 2, 2004

THIS SUPPLEMENT TO THE FUNDS' PROSPECTUSES SUPERSEDES THE SUPPLEMENT DATED JUNE 8, 2004.

ALL FUNDS

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and dilution in the value of their shares from traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies.

In order to discourage frequent short-term trading in Fund shares, effective as of August 1, 2004 (July 1, 2004 with respect to the Gabelli Westwood Mighty Mites(SM) Fund ("Mighty Mites(SM) Fund")), each Fund will impose a 2.00% redemption fee (short-term trading fee) on Class AAA, Class A, Class B and Class C shares that are purchased on or after August 1, 2004 (July 1, 2004 with respect to the Mighty Mites(SM) Fund), and redeemed or exchanged within 60 days after the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchasing (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to Class AAA, Class A, Class B or Class C shares currently held by shareholders that were purchased before August 1, 2004 (July 1, 2004 with respect to the Mighty Mites(SM) Fund). The redemption fee also will not apply to redemptions of shares where (i) the shares were purchased through the reinvestment of dividends or other distributions, (ii) the redemption results from a shareholder's death or disability; provided, however, that the affected Fund or its agent receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement) or (iii) the redemption is initiated by a Fund.

The Funds reserve the right to refuse any purchase request or exchange order.

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In  connection  with  this  change,  the  following  revisions  are  made to the
Prospectuses for the Class A, Class B, Class C and Class AAA Shares:

In the Prospectus for the Class A, Class B and Class C Shares of the Funds, under the section entitled, "Fees and Expenses of the Fund," under the subheading entitled, "Shareholder Fees," the following line item is added:

                                         Class A      Class B      Class C
                                         Shares       Shares       Shares

Redemption Fee.........................  2.00%        2.00%        2.00%
    (as a percentage of amount
    redeemed for shares held less than
    60 days payable to the Fund)*

* The redemption fee applies to shares purchased on or after August 1, 2004 (July 1, 2004 with respect to the Mighty Mites(SM) Fund).

In the Prospectus for the Class AAA shares of the Funds, under the section entitled "Fees and Expenses of the Fund," the following line item is added:

SHAREHOLDER FEES
    (fees paid directly from your investment):
Redemption Fee................................................        2.00%
    (as a percentage of amount
    redeemed for shares held less than
    60 days payable to the Fund)*

* The redemption fee applies to shares purchased on or after August 1, 2004 (July 1, 2004 with respect to the Mighty Mites(SM) Fund).


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GABELLI WESTWOOD MIGHTY MITES(SM) FUND

Effective as of July 1, 2004, the Gabelli Westwood Mighty Mites(SM) Fund (the "Mighty Mites(SM) Fund") will only accept subscriptions for new shares from existing shareholders and new investors who acquire shares of the Mighty Mites(SM) Fund directly through Gabelli & Company, Inc., the Mighty Mites(SM) Fund's distributor (the "Distributor"), or through the Mighty Mites(SM) Fund's transfer agent. Additional investments will not be accepted through intermediaries.

Effective as of October 1, 2004, the minimum initial investment in the Mighty Mites(SM) Fund will become $50,000 for all accounts. There are no subsequent investment minimums. The Distributor may waive the minimum investment requirement under certain circumstances which may include clients of GAMCO Investors, Inc., customers of the Distributor and for existing shareholders of other Gabelli Funds who have purchased their shares directly through the Distributor or the Mighty Mites(SM) Fund's transfer agent.